UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 3, 2010

                         TOMBSTONE TECHNOLOGIES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                    Colorado
                                      -----
                 (State or other jurisdiction of incorporation)



        333-138184                                         51-0431963
---------------------------                               -------------
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)

                    5380 Highlands Drive, Longmont, CO 80503
                        ---------------------------------
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: 303-684-6644

                                       N/A
                                ----------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                        SECTION 2 - FINANCIAL INFORMATION

SECTION 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     Hunt Global Resources, Inc., a Texas Corporation, announced today that it completed a business combination transaction with Tombstone Technologies, Inc. (OTCBB: TMCI), wherein Hunt shareholders acquired approximately 94% of the stock of Tombstone. For accounting purposes, Hunt is deemed the resulting corporation, and its financials are now those of the company. Details of the transaction will be released with the 8K/a within days.


                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE

         The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.


         On November 3, 2010, the Company issued a press release. The text of the press release is attached herewith as Exhibit 99.1.



                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.



         Exhibit No.                             Description
         -----------                             -----------

          99.1                          Press Release, dated November 3, 2010

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             TOMBSTONE TECHNOLOGIES, INC.
                             ----------------------
                                  (Registrant)



                             Dated: November 3, 2010


                             /s/ George Sharp
                             --------------------------------------------
                                George Sharp, CEO